Institutional Investor Update
September 2009

• Positive 15-Year Track Record
 – Top-Tier Returns to Shareholders
 – Proven Strong Operator
 – S & P Small-Cap 600
 – Stable Management; Long Tenure
 – Strong Corporate Governance
• Disciplined Capital Deployment
 – Value Investor
 – Extensive Network & Deal Flow
 – Proven Success with Joint Ventures
• High Quality Multifamily Portfolio
 – High Growth Sunbelt Region Focus
 – Young Portfolio (~ 15 years)
 – Two-Tier Market Strategy
• Strong Balance Sheet
 – Capacity to Pursue Opportunities
 – Superior Ratios
 • Dividend Payout
 • Leverage
 • Fixed Charge
 – Debt Financing Covered through 2010
Talus Ranch, Phoenix, AZ
Providence at Brier Creek, Raleigh, NC
Strong Public Company Platform

MAA is the #1 performing stock for total shareholder
return among all apartment REITs over the last 10 Years,
5 Years and Year-To-Date
Out-Performing Sector

Source: Green Street (with growth rates adjusted
by GS for perceived revenue-enhancing capex
differences)
Out-Performing Sector
• MAA began re-positioning its portfolio
 in 2003 resulting in a profile that is
 well positioned to compete well in ‘up’
 cycles and hold up better in ‘down’
 cycles
• In addition, the operating platform
 has been significantly strengthened
 through expanded asset
 management focus, commitment to
 new technologies and improved
 efficiencies
• MAA’s average same-store NOI
 growth 2003 - 2009 (1st half)
 – Out-performing the sector mean
 – Strong relative performance in both
 ‘up cycle’ and more recent ‘down
 cycle’ market environment
 – MAA has delivered third strongest
 operating performance since 2003

Edge at Lyon’s Gate, Phoenix, AZ
Eagle Ridge, Birmingham, AL
* vs. Q2 2008
Record Second Quarter Results
• Second Quarter Records
 – FFO of $0.98, up 3%*
 – Same store physical occupancy
 ended Q2 at 95.6%, up from
 95.0%*
 – Fixed Charge Coverage at 2.71,
 up from 2.51*
• Same store NOI was down 0.2%*
 on weaker pricing, but better than
 planned and one of the stronger
 performances in the sector
• Resident turnover declined 9%*;
 move-outs to home buying
 declined 22%*
• Again increased full year FFO
 guidance

Silverado, Austin, TX
Strong Long-Term Outlook for Apts
• Markets expected to be difficult 2009 -
 2010 as a result of weak employment
 trends
 – Little pricing power; off-set to some
 degree with strong occupancy and
 expense control (lower resident turnover)
 – MAA’s regional focus, two-tier market
 strategy, asset quality and strong
 operating platform provide a more
 ‘recession resistant’ earnings platform
• Eventual recovery in employment trends
 will generate a rapid recovery in net
 operating income
 – Pent-up demand
 – Limited supply
 • Starts are predicted to hit a post-WW II low
 • Lack of financing for new construction
 (Agencies finance stabilized properties)
 • Investment returns insufficient as
 construction cost stay robust
 • Relatively rapid growth of echo boomers -
 prime rental age category - predicted for
 years

Lincoln on the Green, Memphis, TN
Copper Ridge, Dallas/Ft.Worth
Apartment Sector: Promising Trends
• Single family home ownership likely to
 remain relatively constrained
 – Higher down-payments
 – Tighter credit
 – Higher mortgage interest rates
• Home ownership currently 67.5% of
 households
 – Peaked at 69.5%
 – May revert to more sustainable 30 year
 level of 64.5%
 – Each 1% movement is 1.1 million
 households
• Message reaching Congress that
 home ownership is not for everybody
 – Creates lack of labor mobility
 – Financial burden
 – Not a guarantee of wealth
 accumulation

Strong Long-Term Outlook for Apts
Source: Witten Advisors
Recovery begins in 2010 and outlook very strong
for 2011 and 2012

National MSA Average	1.1%
Sunbelt Region MSA Average	1.5%
Employment Growth Projections 2009 - 2013
Annual Compounded Growth Rates
MAA in 7 of the top 10 projected “Echo Boom Household” Markets:
Dallas, Houston, Atlanta, Phoenix, Austin, South FL, Orlando.
Source: Economy.com
Focus on High Growth Sunbelt
• Positive demographic flows
• Positive migration, immigration flows
• Low business/living costs
• Pro-business regulatory environment
• Good access to global markets
• Increasing port of entry for imports
• Good transportation infrastructure
• Access to skilled labor
 – Financial industries
 – Health/education
 – Global trade
 – Leisure travel
 – High tech
 – Logistics
 – Manufacturing

Source: Economy.com
Well Positioned for 2009 and Beyond
• Employment in Mid-America’s
 markets is forecast to out-
 perform the national average
• 34 of MAA’s 46 markets are
 projected to grow faster than the
 national average
• Minimal new supply will help
 support very strong positive
 absorption for several years
• MAA is well positioned to
 continue to deliver above
 average same store
 performance in a recovering
 economic cycle

Lighthouse Court, Jacksonville, FL
Georgetown Grove, Savannah, GA
*of which 42% is capped
Well Positioned For 2009
• Unit interior initiative: 7,500 units completed
 in the last three years
• Lease-up and new development projects
 reduced 2008 FFO by $0.16/share, reduced
 to $0.07 in 2009
• 2009 development expenditures limited to
 $9 million
• Other new initiatives in 2009 expected to
 drive incremental $0.05+ FFO/share
 – Bulk Cable Program roll-out
 – Utility Billing Program changes (fees and billing
 platform)
 – Fully automated web-based leasing
• Company in position to take full advantage
 of reduced interest rates (22% of debt is
 floating rate*)
 – MAA’s latest Fannie Mae variable rate debt costs
 0.90%
 – MAA’s Fannie/Freddie $1.35 billion credit facilities
 have locked spreads
 – 87% capped, swapped, or fixed

• $163 MM of unused credit
 facilities
• 2009 refinancing complete, only
 $50 MM (bank line) for 2010
• Only $9 MM of development
 funding planned for 2009
• Agency loan maturities well
 laddered 2011 - 2018
Capital Structure - 12/31/2008
Common
44%
6%
Preferred
Debt
50%
Agency
Debt
89%
Other Debt
11%
		Sector
	MAA	Median
Fixed Charge Coverage	2.71	2.41
FFO Payout ratio 2009	68%	*
Debt/Gross Assets	50%	53%
Sources: Sector data from KeyBank 8-14-09
MAA as reported Q2 09
*Sector Median impacted by stock dividends and
dividend reductions
Strong Balance Sheet Position

Grand Courtyards, Dallas, TX
Lanier Club, Atlanta, GA
External Growth Opportunities
• Improving opportunities for
 attractive acquisitions
 – A number of distressed markets
 – Distressed lease-ups
 – Failed condo/condo conversions
 – Pending refinancing requirement
• MAA has balance sheet capacity
 – Credit facilities in place at pre-crisis
 pricing
 – Lowest leverage since the IPO
• Fund Management
 – Fund II: a new $250 MM (total
 investment) Value-add fund
 – MAA share 33%
 – Focus on existing MAA foot-print
 – 7+ year-old assets, 6-year hold
 – First acquisition completed in July

Forecast 2009
• Resident turnover continues to show encouraging trends
 – Down 9% in Q2
 – 22% fewer move-outs to buy a home
• Some market weakness partially offset by new initiatives
 – New revenue-generating initiatives
 – Same store net operating income declines 2½% to 4½%
 – Up to $75 MM wholly-owned acquisitions (new properties); $30 MM asset sales
 – New Fund II: up to $75 MM JV-owned acquisitions
• Strong financial position helps results
 – Average interest cost remains at very low 4.4%
 – Dividend maintained at $2.46
 • 67% FFO pay-out ratio
 • 81% AFFO payout ratio
 • FFO at $3.55 - $3.75, down 2% at mid-point as compared to 2008
• Strong recovery begins late 2010/early 2011

Strong Management and Governance
• Long-planned CFO transition effective January 1st
 – Al Campbell promoted to CFO
 – Simon Wadsworth continues as Director & Special Advisor to the CEO
 – Management depth, length of tenure, and company commitment to succession planning facilitates transition
• Active succession planning and ‘back-up’ assessment processes
• Active leadership development program
 – Strong bench strength with top 26 managers employed with MAA 11+ years on average
 – Active ‘promotion from within’ culture and track record
• Very strong Board of Directors
 – Six independent directors with extensive backgrounds in public company governance, capital markets, accounting/finance, leadership development, real estate investing
 – MAA’s corporate governance rating exceeds 91% of the S&P 600 and real estate group companies

Village Oaks, Tampa, FL
Prescott, Atlanta, GA
MAA Offers An Attractive Value
• Sells at an implied price per unit of
 approximately $65k
 – Replacement value of $110k - $120k
 – $110k/unit generates price/share of $105
• Sells at an implied cap rate of 7.1
 – 6.0 to 7.0 cap rate generates a price/share
 of $42 to $54
• MAA is arguably one of the best
 positioned of the sector
 – Recession resistant market mix
 – No development
 – Balance sheet strength
 – Strong dividend coverage
 – Forecast of rapid market growth 2011-2013
• Relative to size and balance sheet
 capacity, MAA offers one of the more
 compelling external growth stories in
 the sector

✓ MAA Is a Proven Platform
 • 15+ Years as a Public Company
 • Strong Operating Platform
 • Top-Tier Performance for Shareholders
 • More Recession-Resistant
 • Record Results Q1 09
✓ Opportunity to Invest Ahead of Recovery
 • Balance Sheet is Strong, With Capacity
 • Fund II New Growth Opportunities
✓ Young Portfolio with Growth Upside
 • Invested in Fastest-Growing Markets
 • Portfolio Provides Stable Earnings
 • Superior Risk-Adjusted Performance
 • Positioned for a Recovering Economy
✓ Disciplined Capital Allocation Drives High
 Quality of Earnings
✓ Strong Coverage Ratios and Liquidity
✓ MAA’s Earnings Outlook and Implied Cap
 Rate Provide an Attractive Relative
 Opportunity Within the MF REIT Sector
St. Augustine, Jacksonville, FL
Sky View Ranch, Phoenix, AZ
Summary

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition, acquisitions which may not achieve anticipated results and other risk factors discussed in documents filed with the Securities and Exchange Commission from time to time including the Company’s Annual Report on
Form 10-K and the Company’s Quarterly Report on Form 10-Q. The statements in this presentation are made based upon information currently known to management and the company assumes no obligation to update or revise any of its forward-looking statements.
Watermark, Dallas, TX
Safe Harbor Disclosure